Exhibit 10.32

                         AMENDMENT NO. 2

                             TO THE

            AMENDED AND RESTATED EMPLOYMENT AGREEMENT

                             BETWEEN

                     CALENERGY COMPANY, INC.

                         AND DAVID SOKOL


          This Amendment No. 2 (the "Amendment") to the Amended and Restated Employment Agreement dated as of August 21, 1995, as further amended by Amendment No. 1 thereto (the "Employment Agreement") by and between CalEnergy Company, Inc., a Delaware Corporation (the "Company"), and David L. Sokol (the "Executive"), is entered into as of April 16, 1997.

          WHEREAS, the Company and the Executive are presently parties to the Employment Agreement; and

          WHEREAS, the Company and the Executive desire to amend the Employment Agreement as set forth herein;

          NOW, THEREFORE, the Employment Agreement is hereby amended as follows:

          (1)  By adding the following sentences at the end of
Section 4(c):

               "The Executive shall also be eligible to be paid other bonuses for each fiscal year as determined by the Board. The
               Executive's annual bonus, together with
               all such other bonuses paid or payable
               for the fiscal year (including any
               amounts for which receipt is otherwise
               deferred pursuant to a plan or
               arrangement with the Company), is
               referred to herein as `Annual Bonus
               Compensation.'"

          (2) By adding the following sentence after the last sentence of Section 6(a):

               "The preceding sentence notwithstanding, if the Executive's resignation occurs upon or after a Change in Control (as defined in the Restricted Stock Exchange
               Agreement between the Company and the
               Executive dated as of November 29,
               1995), he shall not be precluded from
               accepting employment or providing
               services to Peter Kiewit Sons', Inc. or
               any affiliate thereof."

          (3) By deleting the first sentence of Section 8(b) of the Employment Agreement and replacing it with the following sentence:

               "If the employment of the Executive is
               terminated pursuant to subsections (ii),
               (iv), (v) or (vi) of Section 7(a), the
               Company will pay the Executive, on or
               before the related Termination Date, an
               amount equal to three times the sum of
               (1) the annual salary then in effect
               pursuant to Section 4, and (2) the
               greater of (x) the Minimum Bonus or (y)
               an amount equal to the average Annual
               Bonus Compensation payable to the
               Executive in respect of the two fiscal
               years immediately preceding the fiscal
               year in which the Executive's employment with the Company terminates."

          (4) By inserting immediately following Section 8(b) a new Section 8(c), to read as follows:

               "(c) If the employment of the Executive is terminated pursuant to subsections
               (ii) or (iv) of Section 7(a), all
               Performance Accelerated Stock Options
               ("PASOs") held by the Executive on the
               Termination Date will become vested and
               immediately exercisable on such
               Termination Date, and shall otherwise
               remain exercisable for their term in
               accordance with the terms thereof."

          (5) By inserting immediately following Section 8(c) a new Section 8(d) to read as follows:

               "(d) If the employment of the Executive is terminated for any reason after a Change in Control (as defined in the Restricted Stock Exchange Agreement between the Company and the Executive dated as of November 29, 1995), then without further action by the Company, the Board or any committee thereof, the Executive may exercise any vested stock options (including vested PASOs) held by the Executive pursuant to existing procedures approved by the Stock Option
               Committee for cashless exercise, by
               surrendering previously owned shares,
               electing to have the Company withhold
               shares otherwise deliverable upon
               exercise of such options, or by
               providing an irrevocable direction to a
               broker to sell shares and deliver all or a portion of the proceeds to the Company, in any case in an amount equal to the aggregate exercise price and any tax withholding obligation attendant to the exercise."

          Except as provided herein and to the extent necessary to give full effect to the provisions of this Amendment, the terms of the Employment Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have entered into this Amendment effective as of April 16, 1997.

                              CALENERGY COMPANY, INC.


                         By: /s/ Steven A. McArthur
                              Name:     Steven A. McArthur
                              Title:    Senior Vice President


                         EXECUTIVE



                         /s/ David L. Sokol
                             David L. Sokol